Supplement to the
Fidelity® Select Portfolios®
Information Technology Sector
April 29, 2017
Prospectus

Effective July 1, 2017, the supplemental benchmark index for Computers Portfolio will change from Fidelity Computers & Peripherals Linked Index℠ to FactSet Computers & Peripherals Linked Index.

The following information replaces similar information for Computers Portfolio in the "Fund Summary" section under the "Principal Investment Risks" header.

  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

SELTEC-17-03 1.918659.119	April 29, 2017